JANUS RETIREMENT ADVANTAGE


                Supplement dated July 1, 1998, to the Prospectus
                     dated May 1, 1998, as Supplemented June
                                    10, 1998


     The sentence below is deleted from page 33, section "OTHER MATTERS RELATING TO THE CONTRACT -Annuitant", third sentence.


Prior to the Maturity Date, if the Owner is a natural person and upon agreement with Western Reserve, the Owner may elect a different Annuitant.